BLACKROCK LATIN AMERICA FUND, INC.

(the “Fund”)

Supplement dated December 28, 2018 to the Statement of Additional Information (“SAI”) of the Fund, dated February 28, 2018

Effective December 24, 2018, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The third paragraph is deleted in its entirety and replaced with the following:

Ed Kuczma is the portfolio manager of Latin America Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.

The third paragraph in the sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

Latin America Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ed Kuczma*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

*	Information provided for Mr. Kuczma is as of November 30, 2018.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Mr. Kuczma is as of November 30, 2018.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager(s)	Funds Managed	Applicable Benchmarks
James Bristow, CFA Gareth Williams, CFA	International Fund	MSCI World Net TR Index 100% USD Hedged; FTSE World ex UK; MSCI All Country World Index (Net Total Return); MSCI World Gross TR Index in HKD; MSCI World NET TR in GBP Index; MSCI All Country World ex US — Net Return; MSCI World Net TR Index in JPY; 70% MSACWLDNET / 30% LIBOR_3MO Index; MSCI EAFE Index (Net Total Return); MSCI All Country World Net TR Index 100% USD Hedged Index in JPY; Morningstar Foreign Large Blend; 70% MSACWLDNET / 30% LIBOR_3MO Index; MSCI AC World Index (NDR); Morningstar World Stock; LIPPER Global Equity Income Funds; Morningstar Global Equity Income; MS Investment Association Global Classification Equity Income; Morningstar Global Large-Cap Blend Equity; MSCI EAFE Index (Net Total Return)
Andrew Swan	Emerging Markets Fund	MSCI All Country Asia ex Japan in USD — NET; MSCI Golden Dragon Ex Financials 100% JPY Hedged Index; MSCI EM China 10/40 Net TR Index; MSCI All Country Asia Pacific Ex Japan Index, Net Dividends; FTSE JAPAN INDEX — GBP; FTSE World Asia Pacific Ex Japan, in GBP; FTSE India All Cap Index Customized in USD; MSCI All Country World Far East Ex Japan in EUR ;Russell Emerging Asia NET USD Index; MSCI All Country Asia ex Japan in SGD — NET; MSCI Asia Pacific ex Japan ex Taiwan Gross TR Index; Russell Asia ex Japan Index — NET USD; MSCI AC ASIA ex JAPAN ex TAIWAN — Gross USD; MSCI All Country Asia Ex Japan in AUD Net Return; MSCI Developed — Japan Index — Net Returns in JPY; MSCI India Gross Returns in JPY; FTSE India All Cap Index Customized; MSCI India Gross TR — in USD; MSCI Emerging — India; Morningstar Asia ex Japan Equity Classification; Morningstar ASEAN Equity Classification; Morningstar China Equity Classification; Morningstar Diversified Pacific/Asia Classification; MS Investment Association Asia Pacific Excluding Japan Classification; Morningstar India Equity Classification
Gordon Fraser	Emerging Markets Fund	MSCI Frontier Markets Index, Net Return; 90% MSCI Frontier Markets ex KuwaitNET Index/10% MSCI Emerging — India (USD); 50% MSCI Emerging Markets Index (Net)/50% LIBOR 3 Month +400 bps Index; MSCI EM Europe 10/40 Index (NET) USD; MSCI Frontier Markets Index Net Return In GBP; Morningstar Diversified Emerging Markets Classification; Morningstar Global Emerging Markets Equity Classification; Morningstar Emerging Europe Equity Classification
Ed Kuczma	Latin America Fund	MSCI EM Latin America — Net Dividends

The last sentence of the sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Mr. Kuczma is eligible to participate in these plans.

The first paragraph and the table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of October 31, 2017, the end of each Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Funds is shown below:

Portfolio Manager	Fund Managed	Dollar Range of Equity Securities Beneficially Owned
James Bristow, CFA	International Fund	Over $1 Million
Gareth Williams, CFA	International Fund	$100,001-$500,000
Andrew Swan	Emerging Markets Fund	$100,001-$500,000
Gordon Fraser	Emerging Markets Fund	$10,001-$50,000
Ed Kuczma*	Latin America Fund	None

*	Information provided for Mr. Kuczma is as of November 30, 2018.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Bristow, Williams, Swan, Fraser and Kuczma may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bristow, Williams, Swan, Fraser and Kuczma may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-13989-1218SUP

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